SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported) August 22, 2003

                            SENECA FOODS CORPORATION
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         New York                     0-1989                   16-0733425
         --------                     ------                   ----------
(State or Other Jurisdiction (Commission File Number)         (IRS Employer
of Incorporation)                                          Identification No.)


                3736 South Main Street, Marion, New York, 14505
                ------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                  315/926-8100
                                  ------------
               (Registrant's telephone number including area code)

                                 Not Applicable
                                 --------------
               Former name, former address and former fiscal year,
                          if changed since last report

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit 99.1 Seneca Foods Corporation Press Release issued on August 22, 2003.


ITEM 9.  Regulation FD Disclosure.

     The purpose of this report on Form 8-K is to disclose that Seneca Foods Corporation issued a press release on August 22, 2003, a copy of which is attached hereto as Exhibit 99.1.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 22, 2003

                                           SENECA FOODS CORPORATION



                                       By: /s/ Philip G. Paras
                                           -----------------------
                                               Philip G. Paras
                                               Chief Financial Officer
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